UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2011

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001

(Address of principal executive offices) (ZIP Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On April 20, 2011, Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” the “Company,” “we,” “our” or “us”), first used the presentation attached as Exhibit 99.1 in connection with a conference call with financial advisors to review fourth quarter 2010 results.  The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The presentation materials include information about Funds from Operations (“FFO”) and Modified Funds from Operations (“MFFO”).  FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance.  We use FFO as defined by the National Association of Real Estate Investment Trusts to be net income (loss), computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests.  We believe that FFO is helpful to our investors and our management as a measure of operating performance because it excludes real estate-related depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and as a result, when compared year to year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate and intangibles diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient.  As a result, our management believes that the use of FFO, together with the required GAAP presentations, is helpful for our investors in understanding our performance.  Factors that impact FFO include start-up costs, fixed costs, delay in buying assets, lower yields on cash held in accounts, income from portfolio properties and other portfolio assets, interest rates on acquisition financing and operating expenses.  In addition, FFO will be affected by the types of investments in our and our Co-Investment Ventures’ portfolios, which include, but are not limited to, equity and mezzanine, mortgage and bridge loan investments in existing operating properties and properties in various stages of development and the accounting treatment of the investments in accordance with our accounting policies.

Since FFO was promulgated, GAAP has adopted several new accounting pronouncements, such that management, investors and analysts have considered the presentation of FFO alone to be insufficient. Accordingly, in addition to FFO, we use MFFO as defined by the Investment Program Association (“IPA”).  MFFO excludes from FFO the following items:

(1)   acquisition fees and expenses;

(2)   straight line rent amounts, both income and expense;

(3)   amortization of above or below market intangible lease assets and liabilities;

(4)   amortization of discounts and premiums on debt investments;

(5)   impairment charges;

(6)   gains  or losses from the early extinguishment of debt;

(7)   gains or losses on the extinguishment or sales of hedges, foreign exchange, securities and other derivatives holdings except where the trading of such instruments is a fundamental attribute of our operations;

(8)   gains or losses related to fair value adjustments for derivatives not qualifying for hedge accounting, including interest rate and foreign exchange derivatives;

(9)   gains or losses related to consolidation from, or deconsolidation to, equity accounting;

(10) gains or losses related to contingent purchase price adjustments; and

(11) adjustments related to the above items for unconsolidated entities in the application of equity accounting.

We believe that MFFO is a helpful measure of operating performance because it excludes costs that management considers more reflective of investing activities or non-operating valuation and other changes.

Accordingly, we believe that MFFO can be a useful metric to assist management, investors and analysts in assessing the sustainability of operating performance.  As explained below, management’s evaluation of our operating performance excludes the items considered in the calculation based on the following economic considerations:

•                  Acquisition expenses. In evaluating investments in real estate, including both business combinations and investments accounted for under the equity method of accounting, management’s investment models and analyses differentiate costs to acquire the investment from the operations derived from the investment. Prior to 2010, acquisition costs for both business combinations and equity investments were capitalized; however, beginning in 2010, acquisition costs related to business combinations are expensed. These acquisitions costs were initially funded from the proceeds of our Offering and other financing sources and not from operations.  After 2010, they may be funded from cash flow from operations, borrowings or asset sales.  We believe by excluding expensed acquisition costs, MFFO provides useful supplemental information that is comparable for each type of our real estate investments and is consistent with management’s analysis of the investing and operating performance of our properties.  Acquisition expenses include those paid to our Advisor or third parties.

•                  Impairment charges, gains or losses related to fair value adjustments for derivatives not qualifying for hedge accounting and gains or losses related to contingent purchase price adjustments.   Each of these items relates to a fair value adjustment, which is based on the impact of current market fluctuations and underlying assessments of general market conditions and specific performance of the holding, which may not be directly attributable to our current operating performance. As these gains or losses relate to underlying long-term assets and liabilities, where we are not speculating or trading assets, management believes MFFO provides useful supplemental information by focusing on the changes in our core operating fundamentals rather than changes that may reflect anticipated gains or losses. In particular, because GAAP impairment charges are not allowed to be reversed if the underlying fair values improve or because the timing of impairment charges may lag the onset of certain operating consequences, we believe MFFO provides useful supplemental information related to current consequences, benefits and sustainability related to rental rate, occupancy and other core operating fundamentals.

•                  Adjustments for amortization of above or below market intangible lease assets.  Similar to depreciation and amortization of other real estate related assets that are excluded from FFO, GAAP implicitly assumes that the value of intangibles diminishes predictably over time and that these charges be recognized currently in revenue. Since real estate values and market lease rates in the aggregate have historically risen or fallen with market conditions, management believes that by excluding these charges, MFFO provides useful supplemental information on the realized economics of the real estate.

•                  Adjustments for straight line rents and amortization of discounts and premiums on debt investments.  In the proper application of GAAP, rental receipts and discounts and premiums on debt investments are allocated to periods using various systematic methodologies. This application will result in income recognition that could be significantly different than underlying contract terms. By adjusting for these items, MFFO provides useful supplemental information on the realized economic impact of lease terms and debt investments and aligns results with management’s analysis of operating performance.

•                  Adjustment for gains or losses related to early extinguishment of hedges, debt, consolidation or deconsolidation and contingent purchase price.  Similar to extraordinary items excluded from FFO, these adjustments are not related to our continuing operations.  By excluding these items, management believes that MFFO provides supplemental information related to sustainable operations that will be more comparable between other reporting periods and to other real estate operators.

By providing MFFO, we believe we are presenting useful information that assists investors to better align their analysis with management’s analysis of long-term, stabilized operating activities.  Many of these adjustments are similar to adjustments required by SEC rules for the presentation of pro forma business combination disclosures, particularly acquisition expenses, gains or losses recognized in business combinations and other activity not representative of future activities.  Because MFFO is primarily affected by the same factors as FFO but without non-operating changes, particularly valuation changes, we believe fluctuations in MFFO are more indicative of changes in operating activities and provides information to assess the sustainability of our operating performance.

FFO or MFFO should not be considered as an alternative to net income (loss), or as indications of our liquidity, nor are they either indicative of funds available to fund our cash needs, including our ability to fund distributions.  MFFO excludes impairment charges, rental revenue adjustments and unrealized gains and losses related to certain other fair value adjustments. Although the related holdings are not held for sale or used in trading activities, if the holdings were sold currently, it could affect our operating results. Accordingly, both FFO and MFFO should be reviewed in connection with other GAAP measurements.  Our FFO and MFFO as presented may not be comparable to amounts calculated by other REITs.

The following section presents our calculation of FFO and MFFO and provides additional information related to our operations (in thousands, except per share amounts):

	Year Ended
	2010	2009	2008
Net loss	$(62,782)	$(47,960)	$(44,729)
Net loss attributable to noncontrolling interest	1,549	10,923	10,028
Adjustments for:
Real estate depreciation and amortization(1)	28,938	30,973	26,217
Gain on sale of real estate	(7,081)	—	—
Funds from operations (FFO)	$(39,376)	$(6,064)	$(8,484)
Other Adjustments:
Acquisition expenses(2)	1,588	—	—
Loss from impairment charges (including discontinued operations)	31,194	13,149	16,960
Provision for loan losses	7,136	—	—
(Gain) loss on derivatives not designated as hedging instruments	(2,333)	(1,533)	2,264
Loss on troubled debt restructuring	5,036	—	—
Loss on early extinguishment of debt(3)	2,253	—	—
Straight-line rents	(1,928)	(2,572)	(3,415)
Amortization of net above/below market intangible lease assets	(2,906)	(4,420)	(4,737)
MFFO	$664	$(1,440)	$2,588
GAAP weighted average shares:
Basic and diluted	56,225	55,352	54,529
MFFO per share	$0.01	$(0.03)	$0.05

(1)                                  Real estate depreciation and amortization includes our consolidated real depreciation and amortization expense, as well as our pro rata share of those unconsolidated investments which we account for under the equity method of accounting and the noncontrolling interest adjustment for the third-party partners’ share of the real estate depreciation and amortization.

(2)                                  Acquisition expensees include our share of expenses incurred by us and our pro rata share of those unconsolidated investments which we account for under the equity method of accounting and the noncontrolling interest adjustment for the third- party partners’ share of acquisitions expenses. Prior to 2009, acquisition costs were capitalized,and accordingly, no acquisition costs were incurred in 2008.

(3)                                  Loss on extinguishment of debt is included in the loss from discontinued operations on the accompanying statement of operations and other comprehensive loss.

As noted above, we believe FFO and MFFO are helpful to investors and our management as measures of operating performance.  FFO and MFFO are not indicative of our cash available to fund distributions since other uses of cash, such as capital expenditures and principal payment of debt related to investments in unconsolidated real estate joint ventures, are not deducted when calculating FFO and MFFO.

Effective December 31, 2010, we have modified our definition of MFFO to be consistent with the definition established by the IPA.   Prior to this modification, our primary adjustments to FFO only included acquisition expenses, impairment charges and adjustments to fair value for derivatives not qualifying for hedge accounting. The primary effect of the modified definition is to include adjustments for straight-lining of rents and to exclude gains or losses from early extinguishment of debt and gains or losses related to acquisition or disposition of controlling interests.

Below are reconciliations of MFFO as previously defined to the current presentation for the three years ended December 31, 2010 and for the three months ended December 31, 2010, 2009 and 2008:

	For the Year Ended December 31,
	2010	2009	2008
MFFO, as previously defined	$5,498	$5,552	$10,740
Adjustments under new definition
Straight-line rents	(1,928)	(2,572)	(3,415)
Amortization of net above/below market intangible lease assets	(2,906)	(4,420)	(4,737)
MFFO, as currently defined	664	(1,440)	2,588
GAAP weighted average shares:
Basic and diluted	56,225	55,352	54,529
MFFO per share, as previously defined	$0.10	$0.10	$0.20
MFFO per share, as currently defined	$0.01	$(0.03)	$0.05

	For the Three Months Ended December 31,
	2010	2009	2008
MFFO, as previously defined	$4,917	$11,078	$2,589
Adjustments under new definition
Straight-line rents	480	(1,044)	(572)
Amortization of net above/below market intangible lease assets	(738)	(897)	(1,167)
MFFO, as currently defined	4,659	9,137	850
GAAP weighted average shares:
Basic and diluted	56,380	55,726	54,805
MFFO per share, as previously defined	$0.09	$0.20	$0.05
MFFO per share, as currently defined	$0.08	$0.16	$0.02

We believe the current definition of MFFO is consistent with industry standards for our operations and provides useful information to investors and management. However, MFFO is not a replacement for financial information presented in conformity with GAAP and should be reviewed in connection with other GAAP measurements.  The presentation of the MFFO reconciliation for the three months ended December 31, 2010, 2009, and 2008 is only presented to assist with the reconciliation of historical MFFO as previously defined to the new IPA definition of MFFO.  No conclusions or comparisons should be made from this period to period presentation.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Behringer Harvard Opportunity REIT I, Inc. Quarterly Conference Call Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: April 20, 2011	By:	/s/ Kymberlyn K. Janney
Kymberlyn K. Janney
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Behringer Harvard Opportunity REIT I, Inc. Quarterly Conference Call Presentation